UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                        Date of Report - December 9, 2004
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                               0-22810            03-0311630
(State or other jurisdiction       (Commission File Number)  (IRS Employer
of incorporation)                                             Identification
                                                                 Number)

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)



Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 24.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01.        Other Events.
                  -------------

     On December 9, 2004, Mace Security International, Inc. ("Mace") issued a press release announcing that it had engaged Legg Mason Wood Walker for the purpose of identifying strategic business alternatives, including the possible sale of all of Mace's car and truck washes. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

         (c)      Exhibits.  The following exhibit is being filed herewith:

         99.1 Press release issued by Mace Security International, Inc. dated December 9, 2004.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  December 14, 2004       Mace Security International, Inc.



                                By:     /s/ Gregory M. Krzemien
                                        -------------------------------------
                                        Gregory M. Krzemien
                                        Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

         Exhibit No.              Description
         -----------              -----------

         99.1 Press release issued by Mace Security International, Inc. dated December 9, 2004.